UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2006


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


           Texas                         0-9355                   87-0352095
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

               9870 Plano Road
                Dallas, Texas                                       75238
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On December 15, 2006, Cubic Energy, Inc. (the "Company") entered into Subscription and Registration Rights Agreements (the "Subscription Agreements") with certain investors (the "Investors"). One of the Investors, William Bruggeman (and entities affiliated with him) was the beneficial owner, prior to this transaction, of approximately 23.0% of the common stock of the Company. Another Investor, Bob Clements, is a director of the Company. The remaining Investors had no material relationship with the Company.

     Pursuant to the Subscription Agreements, the Investors paid aggregate consideration of $3,940,000 to the Company for 7,880,000 shares of the Company's common stock and warrants exercisable into 3,940,000 shares of common stock. The warrants are exercisable through November 30, 2011, at $0.70 per share.

     The shares and warrants were issued by the Company in reliance upon an exemption from registration set forth in Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

     On December 15, 2006, the Company issued a press release announcing the foregoing transactions. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 3.02   Unregistered Sales of Equity Securities.

     Information contained in Item 1.01 of this Form 8-K is hereby incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.

     10.1      Form of Subscription  and  Registration   Rights  Agreement

     10.2      Form of Warrant

     99.1      Press Release, dated December 15, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  December 21, 2006                         CUBIC ENERGY, INC.


                                                   By: /s/Jon S. Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary